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                                                                   EXHIBIT 23(a)


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                                                                   EXHIBIT 23(a)


                          INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Fleet Financial Group, Inc.:




We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP

Boston, Massachusetts
July 8, 1999